UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 17, 2012

Athena Silver Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	25-1909408
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

c/o Brian Power; 2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

_________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01	REGULATION FD DISCLOSURE

      On August 17, 2012, Athena Silver Corporation (the “Company”) issued a press release announcing that it has completed the annual renewal with the Bureau of Land Management of its 35 unpatented lode claims in San Bernardino County, California.  A copy of the press release is attached hereto.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

99.1	Press Release dated August 17, 2012.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation.

Date: _August 17, 2012	By__/s/ John C. Power______ John C. Power Chief Executive Officer/Director

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